                                                                 EXHIBIT 10.66



                    AMENDMENT TO REVOLVING CREDIT AGREEMENT
                            AND OTHER LOAN DOCUMENTS


     This Amendment to Revolving Credit Agreement and Other Loan Documents ("Amendment") is made as of this 27th day of June, 1997, by and between AMBASSADOR APARTMENTS, L.P., a Delaware limited partnership, having an office address at 77 West Wacker Drive, Suite 4040, Chicago, Illinois 60601 ("Borrower"), and CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the state of New York, of a banking corporation organized under the laws of the Republic of France, having an office at Credit Lyonnais Building, 1301 Avenue of Americas, New York, New York 10019 ("Lender") and its successors and assigns.


                             PRELIMINARY STATEMENT

     A. Borrower is a limited partnership whose sole general partner is Ambassador Apartments, Inc., a Maryland corporation (the "REIT").

     B. The REIT is listed on the New York Stock Exchange and qualifies as a real estate investment trust.

     C. Borrower and Lender are parties to a certain Revolving Credit Agreement dated May 28, 1997 (the "Credit Agreement"). By the terms of the Credit Agreement, Lender has agreed to extend to Borrower a revolving loan (the "Loan") in the maximum amount of $25,000,000. All terms used herein shall have the meaning set forth in the Credit Agreement.

     D. As of May 30, 1997, Borrower was in default under the Bank One Credit Agreement (the "Violation") which is an Event of Default pursuant to Section 11.1(o) of the Credit Agreement (the "Default").

     E. By the certain Letter Agreement dated May 30, 1997 (the "Side Letter"), executed by Borrower, Borrower agreed that no more than $3,125,000 of Working Capital Advances and no Acquisition Advances shall be outstanding until the Bank One Credit Agreement is amended to eliminate the Violation.

     F. Borrower has arranged for a replacement line of credit with Nomura Asset Capital Corporation ("Nomura"), to repay all indebtedness outstanding under the Bank One Credit Agreement, thereby eliminating the Violation.

     G. Borrower has requested that Lender waive the Default pursuant to
Section 11.1(o), and to once again make disbursements of the Loan, and Lender has agreed to do so subject to the terms contained herein.

     E. Borrower and Lender desire to amend the Credit Agreement, and the Note, as provided herein.

     THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS

     1. Incorporation of Preliminary Statement and all Exhibits: The foregoing Preliminary Statement is hereby incorporated as if fully set forth herein.

     2. Defined Terms: The terms used in this Amendment shall have the same definitions as set forth in the Credit Agreement, to the extent that such terms are not redefined in this Amendment.

     3. Credit Agreement: Borrower and Lender hereby amend the Credit Agreement as follows:

          (a) Term of Loan. Section 4.4 of the Credit Agreement is hereby amended to read as follows:

          Without limiting the provisions of the Note, the unpaid principal balance of each advance made hereunder shall be due and payable on or before 90 days following the date of such advance, and the full amount of the unpaid principal balance of the Loan, together with any accrued and unpaid interest and all other sums then due and payable under the Note and under the other Loan Documents, if not sooner paid, whether by reason of acceleration or otherwise, shall be paid in full on December 31, 1997 (the "Maturity Date"). Lender shall have no obligation to make a disbursement of the Loan on or after the Maturity Date.

          (b) Events of Default. Section 11.1(o) of the Credit Agreement is hereby amended to read as follows:

          If a default occurs under that certain Credit Agreement (the "Nomura Credit Agreement") dated as of June 22, 1997, among Ambassador II, L.P., a Delaware limited partnership and Nomura Asset Capital Corporation (as amended) and continues beyond the applicable grace period, if any, contained therein, or if a default occurs under any other revolving line of credit facility for which Borrower or the REIT is the borrower or a guarantor, and such default continues beyond the applicable cure period, if any.

     4. Waiver. To the extent that there is or was any default, Default or Event of Default under the Credit Agreement or any of the other Loan Documents solely arising out of or on account of the existence, terms or status of the Bank One Credit Agreement or any of the documents or instruments further evidencing or securing the loan governed by the Bank One

Credit Agreement, the Lender hereby waives such default, Default and Event of Default ab initio. Lender further agrees that (a) it is not entitled to exercise any rights or remedies under the Credit Agreement or any of the other Loan Documents on account of such default, Default or Event of Default; and (b) no such default, Default, Event of Default now exists or previously existed under the Credit Agreement or any of the other Loan Documents because of the waiver set forth in the immediately preceding sentence.

     5. Note: Borrower and Lender hereby amend the Note as follows:

          (a) The definition "Maturity Date" in the Note is amended to be December 31, 1997.

     6. Status of Side Letter. Borrower represents and warrants to Lender that all indebtedness outstanding under the Bank One Credit Agreement has been repaid and the Bank One Credit Agreement has been terminated. Based on such representation, Lender agrees that such termination and the execution and delivery of the Nomura Credit Agreement satisfy the requirements of the Side Letter and that Acquisition Advances are available in accordance with the terms contained in the Credit Agreement.

     7. Payment of Costs. Borrower agrees to pay all reasonable fees and expenses of the Lender incurred as of the date hereof in connection with the Amendment as contemplated herein, including Lender's reasonable legal fees and expenses.

     8. Representations and Warranties: Borrower represents and warrants to Lender as follows: (a) all representations and warranties contained in the Credit Agreement are each true and correct in all material respects on the date hereof and are made as of the date hereof; (b) there exists no default or event of default under the Credit Agreement or any other Loan Document (other than the Violation which will be waived pursuant to Paragraph 4 above); (c) the Borrower has no defenses or offsets to the enforcement of the Loan Documents.

     9. Amendment Controlling: In the event of a conflict or inconsistency between the provisions of the original Loan Documents and the provisions of this Amendment the provisions of this Amendment shall govern. All of the Loan Documents, as hereby amended are ratified and confirmed hereby by Borrower.

     10. Successor and Assigns: Subject to the limitations set forth in the Credit Agreement, this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     11. Counterparts: This Amendment may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one Agreement.

     12. WAIVER OF JURY TRIAL: LENDER AND BORROWER, BY THEIR EXECUTION HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT HEREOF UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AMENDMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     13. Integration: This Amendment together with the Loan Documents and the Waiver executed by Borrower and Lender on June 26, 1997, constitute the entire Agreement between Lender and the Borrower, and all other affiliated parties with respect to the Loan and to the subject matter of the foregoing documents, and all prior writings and discussions and all contemporaneous discussion are hereby merged into and superseded by the provisions of the foregoing documents.

                [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as an instrument under seal as of the date hereof.


                                     BORROWER:

                                     AMBASSADOR APARTMENTS, L.P., A
                                     DELAWARE LIMITED PARTNERSHIP


                                     BY:  AMBASSADOR APARTMENTS, INC., a
                                          Maryland corporation

                                     By:
                                        ------------------------------
                                     Its:
                                        ------------------------------


                                     LENDER:


                                     CREDIT LYONNAIS NEW YORK BRANCH, A BRANCH,
                                     LICENSED UNDER THE LAWS OF THE STATE OF NEW
                                     YORK, OF A BANKING CORPORATION ORGANIZED
                                     UNDER THE LAWS OF THE REPUBLIC OF FRANCE

                                          By:
                                             ------------------------------
                                          Its:
                                             ------------------------------